FIRST AMENDMENT TO MANAGEMENT AGREEMENT

         This First Amendment (this "Amendment") to the Management Agreement (the "Management Agreement"), dated as of July 2nd, 1993, among Coca-Cola Bottling Co. Consolidated, a Delaware corporation ("Manager"), Carolina Coca-Cola Bottling Partnership (now known as Piedmont Coca-Cola Bottling Partnership), a Delaware general partnership ("Piedmont Partnership"), CCBC of Wilmington, Inc. ("Wilmington") (Piedmont Partnership and Wilmington are sometimes jointly and severally referred to herein as the "Partnership"), a Delaware corporation wholly owned by Piedmont Partnership, Piedmont Partnership Holding Company (successor in interest to Carolina Coca-Cola Bottling Investments, Inc.) ("KO Sub"), a Delaware corporation wholly owned by The Coca-Cola Company, and Coca-Cola Ventures, Inc. (successor in interest to Palmetto Bottling Company) ("Ventures"), a Delaware corporation wholly owned by Manager (KO Sub and Ventures are herein collectively referred to as "Partners" and sometimes referred to individually as "Partner"), is entered into effective as of January 1, 2001.

                              Statement of Purpose
                              --------------------

         The parties hereto are all of the parties to the Management Agreement. Capitalized terms not defined herein shall have the meaning assigned thereto in the Management Agreement. Pursuant to Section 15.05 of the Management Agreement and in consideration of the mutual promises contained herein, the parties hereto amend the Management Agreement as follows:

         Section 1. Name Change of Piedmont Coca-Cola Bottling Partnership. All references to CCCB Partnership in the Management Agreement are hereby amended to read Piedmont Partnership.

         Section 2. Management Fee Change. Section 5.01 of the Management Agreement is hereby amended and restated in its entirety to read as follows:

               5.01 Management Fee. In consideration for the services to be provided by Manager pursuant to this Agreement, the Partnership shall pay to Manager a management services fee equal to 29(cent) per 8 oz. equivalent case (i.e., 192 ounces/case) of bottles, cans and pre-mix ("Equivalent Case") sold by the Partnership in the Territory on or after January 1, 2001 (the "Management Fee"). The Management Fee may be increased from time to time by the unanimous vote of the Executive Committee of Piedmont Partnership.

         Section 3. No Other Effect. Except as expressly provided above, the Management Agreement shall remain in full force and effect, without amendment.

                   IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed on its behalf by its duly authorized representative effective as of the date first written above.

 Coca-Cola Bottling Co. Consolidated

 By: /s/ David V. Singer
    ---------------------------------------
      Name: David V. Singer
            -------------------------------
      Title: Executive Vice President & CFO
            -------------------------------

 Piedmont Coca-Cola Bottling Partnership

 By: Coca-Cola Bottling Co. Consolidated,
     Manager

 By: /s/ David V. Singer
    ---------------------------------------
      Name: David V. Singer
            -------------------------------
      Title: Executive Vice President & CFO
            -------------------------------

 CCBC of Wilmington, Inc.

 By: /s/ Umesh Kasbekar
    ---------------------------------------
      Name: Umesh Kasbekar
            -------------------------------
      Title: Vice President
            -------------------------------

 Piedmont Partnership Holding Company

 By: /s/ Lawrence R. Cowart
    ---------------------------------------
      Name: Lawrence R. Cowart
            -------------------------------
      Title: Consultant
            -------------------------------

 Coca-Cola Ventures, Inc.

  By: /s/ Umesh Kasbekar
    ---------------------------------------
      Name: Umesh Kasbekar
            -------------------------------
      Title: Vice President
            -------------------------------

                   IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed on its behalf by its duly authorized representative effective as of the date first written above.

 Coca-Cola Bottling Co. Consolidated

 By: /s/ David V. Singer
    ---------------------------------------
      Name: David V. Singer
            -------------------------------
      Title: Executive Vice President & CFO
            -------------------------------

 Piedmont Coca-Cola Bottling Partnership

 By: Coca-Cola Bottling Co. Consolidated,
     Manager

 By: /s/ David V. Singer
    ---------------------------------------
      Name: David V. Singer
            -------------------------------
      Title: Executive Vice President & CFO
            -------------------------------

 CCBC of Wilmington, Inc.

 By: /s/ Umesh Kasbekar
    ---------------------------------------
      Name: Umesh Kasbekar
            -------------------------------
      Title: Vice President
            -------------------------------

 Piedmont Partnership Holding Company

 By: /s/ Juan Johnson
    ---------------------------------------
      Name: Juan Johnson
            -------------------------------
      Title: Vice President
            -------------------------------

 Coca-Cola Ventures, Inc.

  By: /s/ Umesh Kasbekar
    ---------------------------------------
      Name: Umesh Kasbekar
            -------------------------------
      Title: Vice President
            -------------------------------